UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

 _________________________________

  Filed by the Registrant                              ☐  Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UDR, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87623-P42639 UDR, INC. 1745 SHEA CENTER DRIVE SUITE 200 HIGHLANDS RANCH, CO 80129 Your Vote Counts! UDR, Inc. You invested in UDR, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026. Get informed before you vote View UDR, Inc.’s Notice of Annual Meeting and Proxy Statement, Form 10-K for the year ended December 31, 2025 and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 21, 2026 10:00 a.m., Local Time Four Seasons Hotel 1111 14th Street Denver, CO 80202 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET. For shares held in a Plan, vote by May 18, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V87624-P42639 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. ELECTION OF DIRECTORS Nominees: 1a. Richard B. Clark For 1b. Ellen M. Goitia For 1c. Jon A. Grove For 1d. Mary Ann King For 1e. Robert A. McNamara For 1f. Kevin C. Nickelberry For 1g. Mark R. Patterson For 1h. Thomas W. Toomey For 2. Advisory vote to approve named executive officer compensation. For 3. To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2026. For 4. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.